SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Novaestiq Corp. Acquisition
On July 22, 2025, the Company and the Buyer, entered into the Stock Purchase Agreement and a related registration rights agreement with NVQ Investors Holding, LLC (“NVQ Holding”), a Delaware limited liability company, Croma-Pharma GmbH (“Croma”), a company organized under the laws of Austria, and Novaestiq Corp., a Delaware corporation. Pursuant to the terms and conditions of the Stock Purchase Agreement, Buyer purchased 100% of Novaestiq Corp.’s issued and outstanding shares of common stock, par value $0.0001 per share. Novaestiq Corp. owns, among other things, the exclusive rights to commercialize and distribute certain late-stage cosmetic filler products in the brand name of Saypha® (the “Products”) in the United States of America, which were subject to approval of such Products by the U.S. Food & Drug Administration (the “FDA”) at the time of acquisition. The total consideration paid to NVQ Holding and Croma pursuant to the Stock Purchase Agreement consisted of (i) $3,000,000 in aggregate cash, subject to certain customary adjustments based on Closing Indebtedness, Closing Cash, Transaction Expenses, and Current Liabilities, (ii) certain additional ongoing royalties based on net sales of Saypha® products, and (iii) contingent consideration in the form of up to 9,819,000 unregistered Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Shares”), (1) 3,273,000 of such 9,819,000 Class A Shares are issuable upon the achievement of approval by the FDA of any Product and (2) the remainder of such 9,819,000 Class A Shares are issuable upon the achievement of certain sales milestones related to the Products ((1) and (2) collectively, the “Contingent Share Consideration”).
On September 10, 2025, the FDA approved Obagi® Saypha® MagIQ™ as an injectable hyaluronic acid gel in the U.S, upon which 3,273,000 Class A shares were issued to NVQ Holding and Croma.
Lumina Credit Agreement
On November 14, 2025 (the “Signing Date”), the Company, along with its indirect wholly-owned subsidiaries, Milk Makeup LLC and Obagi Cosmeceuticals LLC (the “Borrowers”) entered into a credit agreement (the “Lumina Credit Agreement”) with LSSF II Offshore Investments, LP, as administrative agent (in such capacity, the “Administrative Agent”), and the lenders party thereto (the “Lenders”). The Lumina Credit Agreement provides for a secured term loan facility in an aggregate principal amount of $225.0 million (the “Term Loans”) comprised of (i) a tranche of Term Loans in an aggregate principal amount of $195.0 million (the “Term Tranche A Loans”) and (ii) a tranche of Term Loans in an aggregate principal amount of $30.0 million (the “Term Tranche B Loans”). On November 17, 2025 (the “Closing Date”), the Lenders funded the Term Loans. The Term Loans mature on November 17, 2028 (the “Maturity Date”) and bear interest at an initial fixed rate of 14.75% per annum from the Closing Date until November 17, 2026, and the interest rate will increase by 0.25% for each three-month interval thereafter. The interest is payable in kind in arrears of each three-month interval after the Closing Date. The Term Loans have no scheduled amortization payments prior to the Maturity Date.
Certain repayment, prepayment or acceleration prior to the Maturity Date will be subject to a prepayment premium equal to (i) if made on or prior to the Targeted Liquidity Event Date (as defined in the Lumina Credit Agreement), an additional amount, which represents a minimum guaranteed return on the Term Loans (the “MOIC Amount”) and is calculated as a multiple of the principal being repaid, prepaid or accelerated that is 1.20:1.00, which is reduced to 1.015:1.00 for certain prepayments, (ii) if made after the Targeted Liquidity Event Date but on or prior to the date that is fifteen months after the Closing Date, 7.5% of the aggregate amount of all Term Loans so prepaid, (iii) if made after the date that is fifteen months after the Closing Date, 5.00% of the aggregate amount of all Term Loans so prepaid.
The proceeds of the Term Loans were used to (i) repay in full all outstanding amount under, and terminate, the TCW Credit Agreement, (ii) pay fees and expenses relating to certain transactions contemplated by the Lumina Credit Agreement, and (iii) fund working capital and for general corporate purposes.
The Lumina Credit Agreement contains affirmative covenants, including issuance of certain warrants to the Lender that hold Term Tranche B Loans to purchase up to 1,000 ordinary shares of the Company per $1,000 principal amount of Term Tranche B Loans then outstanding on or prior to July 1, 2026 so long as any Term Tranche B Loans are then outstanding.
Obagi Japan Trademark Agreement
On November 13, 2025, Obagi Cosmeceuticals entered into a strategic transaction with Rohto Pharmaceutical Co.,Ltd. (“Rohto”), a global health and beauty company, with respect to the Obagi brand in Japan by entering into a trademark transfer agreement (the “Trademark Transfer Agreement”) and coexistence agreement (the “Trademark Coexistence Agreement”) dated the same date.
Under the terms of the Trademark Transfer Agreement, Obagi Cosmeceuticals has agreed to sell, assign, and irrevocably transfer to Rohto the ownership of certain specified trademarks, including all of those related to the “Obagi” brand registered with the Japan Patent Office and World Intellectual Property Organization for Japan (the “Obagi Japan Trademarks”) and perpetual license, and distribution rights related to such Obagi Japan Trademarks in Japan (the “Acquired Rights”). This transfer grants Rohto the sole and exclusive ownership of the Acquired Rights in Japan for an aggregate purchase price of $82.5 million. Concurrently, the parties have mutually terminated certain prior licensing and supply agreements.
In conjunction with the transfer of the Acquired Rights, the parties have entered into a Trademark Coexistence Agreement to ensure that the use and registration of the Obagi Japan Trademarks by Rohto within Japan and by Obagi Cosmeceuticals and its affiliates outside of Japan do not result in consumer confusion. The Trademark Coexistence
Agreement establishes a clear geographic delineation of the markets, with Rohto focused exclusively on the Japanese market and Obagi Cosmeceuticals and its affiliates retaining their rights in all other territories globally.
The majority of the proceeds received in connection with this transaction are intended to be used to repay a portion of the Lumina Credit Facility, with the remainder used to fund ongoing operational expenses.